John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	BofA Merrill Lynch
	Citigroup Global Markets	Morgan Stanley
Deutsche Bank Securities

Co-Managers
	Commerz Markets	Mizuho Securities
	Drexel Hamilton	PNC Capital Markets
	Fifth Third Securities	Regions Securities
	FTN Financial Securities	Scotia Capital
	Goldman Sachs & Co.	SMBC Nikko Securities
	HSBC Securities	Standard Chartered Bank
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	KBC Securities	U.S. Bancorp
	Mitsubishi UFJ	Wells Fargo Securities

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 2.3 02/01/20, C#31428XAZ9

(4)	Date of First Offering: 01/06/2015

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.819

Comparable Securities

1)	Ingersoll-Rand Lux. Finance, C#456873AA6
2)	Tyco Electronics Group, C#902133AQ0
3)	Caterpillar Financial, C#14912L6B2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 01/06/2015

(10)	Portfolio Assets on Trade Date: $1,030,250,964.93

(11)	Price Paid per Unit: $99.819
1

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.819 = $499,095.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,500,000 bonds @ $99.819 = $11,479,185.00

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	BofA Merrill Lynch	Scotia Capital
Mizuho Securities USA

Co-Managers
	BNP Paribas	KBC Securities
	Commerz Markets	Mitsubishi UFJ Securities
	Deutsche Bank Securities	PNC Capital Markets
	Drexel Hamilton	Regions Securities
	Fifth Third Securities	SMBC Nikko Securities
	FTN Financial Securities	Standard Chartered Bank
	Goldman, Sachs & Co.	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 3.2 02/01/25, C#31428XBC9

(4)	Date of First Offering: 01/06/2015

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities

1)	Ingersoll-Rand Lux. Finance, C#456873AB4
2)	Tyco Electronics Group, C#902133AR8
3)	Burlington Northern Santa Fe, C#12189LAT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 01/06/2015

(10)	Portfolio Assets on Trade Date: $1,030,250,964.93

(11)	Price Paid per Unit: $99.845
1

(12)	Total Price Paid by Portfolio:
750,000 bonds @ $99.845 = $748,837.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.845 = $14,976,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Regions Securities
	BofA Merrill Lynch	SunTrust Robinson Humphrey
Morgan Stanley

Co-Managers
	BNP Paribas	KBC Securities
	Commerz Markets	Mitsubishi UFJ Securities
	Deutsche Bank Securities	Mizuho Securities
	Drexel Hamilton	PNC Capital Markets
	Fifth Third Securities	SMBC Nikko Securities
	FTN Financial Securities	Standard Chartered Bank
	Goldman, Sachs & Co.	Scotia Bank
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 3.9 02/01/35, C#31428XBA3

(4)	Date of First Offering: 01/06/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.542

Comparable Securities

1)	Phillips 66, C#718546AK0
2)	Tyson Foods, C#902494AZ6
3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 01/06/2015

(10)	Portfolio Assets on Trade Date: $1,030,250,964.93

(11)	Price Paid per Unit: $99.542
1

(12)	Total Price Paid by Portfolio:
160,000 bonds @ $99.542 = $159,267.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.542 = $7,963,360.00

(14)	% of Portfolio Assets Applied to Purchase
0.015%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan
	Morgan Stanley	Wells Fargo Securities

Co-Managers
	BNP Paribas	Mizuho Securities
	Commerz Markets	PNC Capital Markets
	Deutsche Bank Securities	Regions Securities
	Drexel Hamilton	Scotia Capital
	Fifth Third Securities	SMBC Nikko Securities
	FTN Financial Securities	Standard Chartered Bank
	HSBC Securities	SunTrust Robinson Humphrey
	KBC Securities	U.S. Bancorp
Mitsubishi UFJ Securities

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 4.1 02/01/45, C#31428XBB1

(4)	Date of First Offering: 01/06/2015

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.432

Comparable Securities

1)	Ingersoll-Rand Lux. Finance, C#456873AC2
2)	Burlington Northern Santa Fe, C#12189LAU5
3)	General Electric Co., C#369604BH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 01/06/2015

(10)	Portfolio Assets on Trade Date: $1,030,250,964.93

(11)	Price Paid per Unit: $99.432
1

(12)	Total Price Paid by Portfolio:
750,000 bonds @ $99.432 = $745,740.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.432 = $14,914,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.072%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BNP Paribas
	J.P. Morgan	Deutsche Bank Securities
	U.S. Bancorp	HSBC
	Wells Fargo Securities	Morgan Stanley

Co-Managers
	ANZ Securities	SMBC Nikko
	Lloyds Securities	Standard Chartered Bank
	Mizuho Securities	UniCredit Capital Markets
	nabSecurities	ING
	Santander	Natixis
	Scotiabank	PNC Capital Markets
	Societe Generale	Sandler O’Neil

(2)	Names of Issuers: American International Group

(3)	Title of Securities: AIG 4.375 01/15/55, C#026874DB0

(4)	Date of First Offering: 01/12/2015

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.55

Comparable Securities

1)	Consolidated Edison, C#209111FF5
2)	CSX Corporation, C#126408HA4
3)	Alleghany Corporation, C#017175AD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 01/12/2015

(10)	Portfolio Assets on Trade Date: $1,028,017,237.43

(11)	Price Paid per Unit: $99.55
1

(12)	Total Price Paid by Portfolio:
420,000 bonds @ $99.55 = $418,110.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.55 = $9,955,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG
	J.P. Morgan	RBS
	Barclays	Wells Fargo Securities
UBS Investment Bank

Co-Managers
	SunTrust Robinson Humphrey	Guzman & Co.
	U.S. Bancorp	Lebenthal & Co.
	The Williams Capital Group	MFR Securities
	Apto Partners	Mischler Financial Group
	Drexel Hamilton	SL Hare Capital
Great Pacific Securities

(2)	Names of Issuers: Southern California Edison Company

(3)	Title of Securities: EIX 1.845 02/01/22, C#842400GF4

(4)	Date of First Offering: 01/13/2015

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1)	Statoil ASA, C#85771PAV4
2)	Total Capital International, C#89153VAP4
3)	Texas Instruments, C#882508AY0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 119 years

(9)	Trade Date: 01/13/2015

(10)	Portfolio Assets on Trade Date: $1,026,554,647.44

(11)	Price Paid per Unit: $100
1

(12)	Total Price Paid by Portfolio:
1,240,000 bonds @ $100 = $1,240,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
119 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG
	J.P. Morgan	RBS
	Barclays	Wells Fargo Securities
UBS Investment Bank

Co-Managers
	SunTrust Robinson Humphrey	Guzman & Co.
	U.S. Bancorp	Lebenthal & Co.
	The Williams Capital Group	MFR Securities
	Apto Partners	Mischler Financial Group
	Drexel Hamilton	SL Hare Capital
Great Pacific Securities

(2)	Names of Issuers: Southern California Edison Company

(3)	Title of Securities: EIX 3.6 02/01/45, C#842400GE7

(4)	Date of First Offering: 01/13/2015

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.616

Comparable Securities

1)	Dominion Gas Holdings, C#257375AJ4
2)	Pacific Gas & Electric, C#694308HL4
3)	Wisconsin Power & Light, C#976826BK2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 119 years

(9)	Trade Date: 01/13/2015

(10)	Portfolio Assets on Trade Date: $1,026,554,647.44

(11)	Price Paid per Unit: $99.616
1

(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.616 = $358,617.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.616 = $9,961,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.035%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
119 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	J.P. Morgan	U.S. Bancorp
	RBS Securities	Wells Fargo

Co-Managers
	Citigroup	Mitsubishi UFJ
	HSBC Securities	SMBC Nikko

(2)	Names of Issuers: Adobe Systems Incorporated

(3)	Title of Securities: ADBE 3.25 02/01/25, C#00724FAC5

(4)	Date of First Offering: 01/21/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.928

Comparable Securities

1)	Thomson Reuters, C#884903BT1
2)	Broadcom Corporation, C#111320AH0
3)	IBM Corporation, C#459200HU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/21/2015

(10)	Portfolio Assets on Trade Date: $1,018,904,295.86

(11)	Price Paid per Unit: $98.928

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $98.928 = $835,941.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $98.928 = $37,592,640.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
Wells Fargo Securities

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	KeyBanc Capital Markets	BNY Mellon Capital Markets
	Mitsubishi UFJ Securities	Credit Agricole Securities
	PNC Capital Markets	Fifth Third Securities
TD Securities

(2)	Names of Issuers: Laboratory Corporation of America Holdings

(3)	Title of Securities: LH 3.6 02/01/25, C#50540RAQ5

(4)	Date of First Offering: 01/21/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.850

Comparable Securities

1)	Cardinal Health, C#14149YBA5
2)	Amgen, C#031162BV1
3)	Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 01/21/2015

(10)	Portfolio Assets on Trade Date: $1,018,904,295.86

(11)	Price Paid per Unit: $99.850

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.850 = $973,537.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.850 = $19,970.000.00

(14)	% of Portfolio Assets Applied to Purchase
0.096%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	J.P. Morgan	RBS
Wells Fargo Securities

Co-Managers
	Comerica Securities	Santander Investment Securities
	Fifth Third Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	PNC Capital Markets	The Huntington Investment Co.
	RBC Capital Markets	U.S. Bancorp Investments

(2)	Names of Issuers: Penske Truck Leasing Co., L.P./PTL Finance Corporation

(3)	Title of Securities: PENSKE 3.375 02/01/22 144A, C#709599AS3

(4)	Date of First Offering: 01/26/15

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.957

Comparable Securities

1)	Ford Motor Credit, C#345397XA6
2)	Thermo Fisher Scientific, C#883556BH4
3)	Amphenol Corporation, C#032095AE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.5250%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 01/26/2015

(10)	Portfolio Assets on Trade Date: $1,020,864,884.85

(11)	Price Paid per Unit: $99.957

(12)	Total Price Paid by Portfolio:
1,030,000 bonds @ $99.957 = $1,029,557.10
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.957 = $14,993,550.00

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBC Capital Markets	UBS Investment Bank
Goldman, Sachs & Co.

Co-Managers
	ANZ Securities	National Bank of Canada
	Credit Agricole Securities	Santander Investment Securities
	ING Financial Markets	SG Americas Securities
	Natixis Securities	Standard Chartered Bank
	nabSecurities	Wells Fargo Securities

(2)	Names of Issuers: Royal Bank of Canada

(3)	Title of Securities: RY 1.875 02/05/20, C#780082AA1

(4)	Date of First Offering: 01/29/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HKA7
2)	National Rural Utilities Coop., C#637432NB7
3)	Goldman Sachs Group, C#38148LAA4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 01/29/2015

(10)	Portfolio Assets on Trade Date: $1,022,066,263.61

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
1,935,000 bonds @ $99.986 = $1,934,729.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.986 = $39,994,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 26, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	BofA Merrill Lynch
	Deutsche Bank	J.P. Morgan Securities

Co-Managers
	Barclays	Wells Fargo Securities
	Citigroup	Ramirez & Co.
	Credit Suisse	The Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.5 02/09/25, C#037833AZ3

(4)	Date of First Offering: 02/02/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities
1)	Broadcom, C#111320AH0
2)	HCP, C#40414LAM1
3)	National Rural Utilities Cooperative, C#637432ND3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 02/02/2015

(10)	Portfolio Assets on Trade Date: $1,023,679,102.38

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio:
1,925,000 bonds @ $99.859 = $1,922,285.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
41,000,000 bonds @ $99.859 = $40,942,190.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	BofA Merrill Lynch
	Deutsche Bank	J.P. Morgan Securities

Co-Managers
	Barclays	Wells Fargo Securities
	Citigroup	Ramirez & Co.
	Credit Suisse	The Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.45 02/09/45, C#037833BA7

(4)	Date of First Offering: 02/02/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.113

Comparable Securities
1)	Progressive Corporation, C#743315AQ6
2)	Philip Morris Intl., C#718172BL2
3)	Pacific Gas & Electric, C#694308HL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 02/02/2015

(10)	Portfolio Assets on Trade Date: $1,023,679,102.38

(11)	Price Paid per Unit: $99.113

(12)	Total Price Paid by Portfolio:
1,565,000 bonds @ $99.113 = $1,551,118.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.113 = $34,689,550.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Mizuho Securities
	J.P. Morgan	Mitsubishi UFJ Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	Wells Fargo Securities
	Citigroup Global Markets	Mischler Financial Group
	Credit Suisse Securities	Blaylock Beal Van
	Goldman, Sachs & Co.	Drexel Hamilton
RBS Securities

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 3.85 04/15/45, C#666807BJ0

(4)	Date of First Offering: 02/03/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.973

Comparable Securities
1)	Ingersoll-Rand Luxembourg Finance, C#456873AC2
2)	Burlington Northern Santa Fe, C#12189LAU5
3)	General Electric Co., C#369604BH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 02/03/2015

(10)	Portfolio Assets on Trade Date: $1,017,960,311.88

(11)	Price Paid per Unit: $99.973

(12)	Total Price Paid by Portfolio:
810,000 bonds @ $99.973 = $809,781.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.973 = $19,994,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Credit Suisse Securities
	Deutsche Bank Securities	BNP Paribas Securities

Co-Managers
	Citigroup Global Markets	ING
	BofA Merrill Lynch	SMBC Nikko
	HSBC	Wells Fargo Securities
	RBS	Blaylock Beal Van
	Santander	Great Pacific Securities
DNB Markets

(2)	Names of Issuers: Merck & Co., Inc.

(3)	Title of Securities: MRK 1.85 02/10/20, C#58933YAS4

(4)	Date of First Offering: 02/05/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities
1)	Johnson & Johnson, C#478160BM5
2)	Cardinal Health Inc., C#14149YAZ1
3)	Pfizer, C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 124 years

(9)	Trade Date: 02/05/2015

(10)	Portfolio Assets on Trade Date: $1,016,949,378.75

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.981 = $1,254,761.55
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.981 = $28,994,490.00

(14)	% of Portfolio Assets Applied to Purchase
0.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Credit Suisse Securities
	Deutsche Bank Securities	BNP Paribas Securities

Co-Managers
	Citigroup Global Markets	ING
	BofA Merrill Lynch	SMBC Nikko
	HSBC	Wells Fargo Securities
	RBS	Blaylock Beal Van
	Santander	Great Pacific Securities
DNB Markets

(2)	Names of Issuers: Merck & Co., Inc.

(3)	Title of Securities: MRK 2.35 02/10/22, C#58933YAQ8

(4)	Date of First Offering: 02/05/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities
1)	Johnson & Johnson, C#478160BN3
2)	Thermo Fisher Scientific, C#883556BH4
3)	Ford Motor Credit Co., C#345397XA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 124 years

(9)	Trade Date: 02/05/2015

(10)	Portfolio Assets on Trade Date: $1,016,949,378.75

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
750,000 bonds @ $99.865 = $748,987.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.865 = $39,946,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Credit Suisse Securities
	Deutsche Bank Securities	Citigroup

Co-Managers
	BNP Paribas	ING
	BofA Merrill Lynch	SMBC Nikko
	HSBC	Wells Fargo Securities
	RBS	Blaylock Beal Van
	Santander	Great Pacific Securities
DNB Markets

(2)	Names of Issuers: Merck & Co., Inc.

(3)	Title of Securities: MRK 2.75 02/10/25, C#58933YAR6

(4)	Date of First Offering: 02/05/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.835

Comparable Securities
1)	Cardinal Health, C#14149YBA5
2)	Pfizer, C#717081DM2
3)	Amgen, C#031162BV1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 124 years

(9)	Trade Date: 02/05/2015

(10)	Portfolio Assets on Trade Date: $1,016,949,378.75

(11)	Price Paid per Unit: $99.835

(12)	Total Price Paid by Portfolio:
1,505,000 bonds @ $99.835 = $1,502,516.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
87,000,000 bonds @ $99.835 = $86,856,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.148%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Credit Suisse Securities
	Deutsche Bank Securities	Citigroup
BofA Merrill Lynch

Co-Managers
	BNP Paribas	ING
	HSBC	SMBC Nikko
	RBS	Wells Fargo Securities
	Stantander	Blaylock Beal Van
	DNB Markets	Great Pacific Securities

(2)	Names of Issuers: Merck & Co., Inc.

(3)	Title of Securities: MRK 3.7 02/10/45, C#58933YAT2

(4)	Date of First Offering: 02/05/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.425

Comparable Securities
1)	Cardinal Health, C#14149YBB3
2)	Pfizer, C#717081DK6
3)	Celgene Corp., C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 124 years

(9)	Trade Date: 02/05/2015

(10)	Portfolio Assets on Trade Date: $1,016,949,378.75

(11)	Price Paid per Unit: $99.425

(12)	Total Price Paid by Portfolio:
325,000 bonds @ $99.425 = $323,131.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.425 = $22,867,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.032%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	BofA Merrill Lynch
	Goldman, Sachs & Co.	RBS Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Loop Capital Markets
	Drexel Hamilton	Samuel A. Ramirez & Co.
	Lebenthal & Co.	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2.375 02/12/22, C#594918BA1

(4)	Date of First Offering: 02/09/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.827

Comparable Securities
1)	Johnson & Johnson, C#478160BN3
2)	Thermo Fisher Scientific, C#883556BH4
3)	Statoil ASA, C#85771PAV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/09/2015

(10)	Portfolio Assets on Trade Date: $1,012,313,009.23

(11)	Price Paid per Unit: $99.827

(12)	Total Price Paid by Portfolio:
1,205,000 bonds @ $99.827 = $1,202,915.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.827 = $24,956,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	BofA Merrill Lynch
	Goldman, Sachs & Co.	RBS Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Loop Capital Markets
	Drexel Hamilton	Samuel A. Ramirez & Co.
	Lebenthal & Co.	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.75 02/12/45, C#594918BD5

(4)	Date of First Offering: 02/09/2015

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.447

Comparable Securities
1)	Progressive Corporation, C#743315AQ6
2)	Philip Morris Intl., C#718172BL2
3)	Oklahoma Gas & Electric Co., C#678858BQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/09/2015

(10)	Portfolio Assets on Trade Date: $1,012,313,009.23

(11)	Price Paid per Unit: $99.447

(12)	Total Price Paid by Portfolio:
725,000 bonds @ $99.447 = $720,990.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.447 = $29,834,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	BofA Merrill Lynch
	Goldman, Sachs & Co.	RBS Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Loop Capital Markets
	Drexel Hamilton	Samuel A. Ramirez & Co.
	Lebenthal & Co.	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 4 02/12/55, C#594918BE3

(4)	Date of First Offering: 02/09/2015

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $98.410

Comparable Securities
1)	Consolidated Edison, C#209111FF5
2)	CSX Corporation, C#126408HA4
3)	Pacific Gas & Electric, C#694308HL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/09/2015

(10)	Portfolio Assets on Trade Date: $1,012,313,009.23

(11)	Price Paid per Unit: $98.410

(12)	Total Price Paid by Portfolio:
1,275,000 bonds @ $98.410 = $1,254,727.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $98.410 = $31,491,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	BNY Mellon	Lloyds Securities
	Deutsche Bank Securities	MFR Securities
	HSBC Securities	Mischler Financial Group
	ING Financial Markets	Mitsubishi UFJ Group
	RBS Securities	Mizuho Securities
	Santander Invest. Securities	Multi-Bank Securities
	SG Americas Securities	nabSecurities
	Wells Fargo Securities	Nomura Securities
	Apto Partners	RBC Capital Markets
	Banca IMI S.p.A.	Samuel A. Ramirez & Co.
	Barclays Capital Inc.	Skandinaviska Enskilda Banken
	Capital One Securities	SMBC Nikko Securities
	CastleOak Securities	TD Securities
	CAVU Securities	Telsey Advisory Group
	Daiwa Capital Markets	U.S. Bancorp Investments
Drexel Hamilton

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 2.4 02/18/20, C#172967JJ1

(4)	Date of First Offering: 02/10/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.780

Comparable Securities
1)	MUFG Americas Holdings Corp., C#553794AB4
2)	Goldman Sachs Group, C#38148LAA4
3)	JPMorgan Chase & Co., C#46625HKA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 203 years
1

(9)	Trade Date: 02/10/2015

(10)	Portfolio Assets on Trade Date: $1,010,424,944.00

(11)	Price Paid per Unit: $99.780

(12)	Total Price Paid by Portfolio:
1,685,000 bonds @ $99.780 = $1,681,293.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,300,000 bonds @ $99.780 = $40,211,340.00

(14)	% of Portfolio Assets Applied to Purchase
0.166%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities
	J.P. Morgan Securities	RBC Capital Markets

Co-Managers
	U.S. Bancorp Investments	RBS Securities
	HSBC Securities	TD Securities
	BofA Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: ERAC USA Finance LLC

(3)	Title of Securities: ENTERP 4.5 02/15/45 144A, C#26884TAN2

(4)	Date of First Offering: 02/10/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $98.848

Comparable Securities
1)	Morgan Stanley, C#61747YDY8
2)	Progressive Corporation, C#743315AQ6
3)	Philip Morris Intl., Inc., C#718172BL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 58 years

(9)	Trade Date: 02/10/15

(10)	Portfolio Assets on Trade Date: $1,010,424,944.00

(11)	Price Paid per Unit: $98.848

(12)	Total Price Paid by Portfolio:
295,000 bonds @ $98.848 = $291,601.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $98.848 = $12,850,240.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
58 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup Global Markets
	J.P. Morgan Securities	BofA Merrill Lynch
	Morgan Stanley & Co.	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBS Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Lloyds Securities	Drexel Hamilton
	Mitsubishi UFJ Securities	Lebenthal & Co.
	Mizuho Securities	Loop Capital Markets
	RBC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Lockheed Martin

(3)	Title of Securities: LMT 2.9 03/01/25, c#539830BE8

(4)	Date of First Offering: 02/12/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.714

Comparable Securities
1)	Ingersoll-Rand Luxembourg Finance, C#456873AB4
2)	Burlington Northern Santa Fe, C#12189LAT8
3)	CSX Corporation, C#126408HB2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 02/12/15

(10)	Portfolio Assets on Trade Date: $1,011,386,099.44

(11)	Price Paid per Unit: $99.714
1

(12)	Total Price Paid by Portfolio:
965,000 bonds @ $99.714 = $962,240.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.714 = $19,942,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.095%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup Global Markets
	J.P. Morgan Securities	BofA Merrill Lynch
	Morgan Stanley & Co.	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBS Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Lloyds Securities	Drexel Hamilton
	Mitsubishi UFJ Securities	Lebenthal & Co.
	Mizuho Securities	Loop Capital Markets
	RBC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Lockheed Martin

(3)	Title of Securities: LMT 3.8 03/01/45, C#539830BD0

(4)	Date of First Offering: 02/12/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.920

Comparable Securities
1)	Ingersoll-Rand Luxembourg Finance, C#456873AC2
2)	Burlington Northern Santa Fe, C#12189LAU5
3)	Caterpillar Inc., C#149123CD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 02/12/15

(10)	Portfolio Assets on Trade Date: $1,011,386,099.44

(11)	Price Paid per Unit: $98.920
1

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $98.920 = $845,766.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.920 = $19,784,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofAMerrill Lynch	Wells Fargo Securities

Co-Managers
	MUFG	Credit Suisse
	Mizuho Securities	KeyBanc Capital Markets
	Scotiabank	PNC Capital Markets
	U.S. Bancorp	TD Securities
Citigroup

(2)	Names of Issuers: AmerisourceBergen Corporation

(3)	Title of Securities: ABC 3.25 03/01/25, C#03073EAM7

(4)	Date of First Offering: 02/17/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.465

Comparable Securities
1)	Cardinal Health, C#14149YBA5
2)	Amgen, C#031162BV1
3)	Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 02/17/15

(10)	Portfolio Assets on Trade Date: $1,005,442,411.51

(11)	Price Paid per Unit: $99.465

(12)	Total Price Paid by Portfolio:
745,000 bonds @ $99.465 = $741,014.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.465 = $14,919,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofAMerrill Lynch	Wells Fargo Securities

Co-Managers
	MUFG	Credit Suisse
	Mizuho Securities	KeyBanc Capital Markets
	Scotiabank	PNC Capital Markets
	U.S. Bancorp	TD Securities
Citigroup

(2)	Names of Issuers: AmerisourceBergen Corporation

(3)	Title of Securities: ABC 4.25 03/01/45, C#03073EAN5

(4)	Date of First Offering: 02/17/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.813

Comparable Securities
1)	Cardinal Health, C#14149YBB3
2)	Carefusion Corporation, C#14170TAK7
3)	Pfizer, C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 02/17/15

(10)	Portfolio Assets on Trade Date: $1,005,442,411.51

(11)	Price Paid per Unit: $99.813

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.813 = $499,065.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.813 = $9,981,300.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNP Paribas Securities
	Citigroup	Mizuho Securities
	Deutsche Bank Securities	RBS Securities

Co-Managers
	Barclays Capital	SMBC Nikko Securities
	BBVA Securities	US Bancorp
	Credit Agricole Securities	Wells Fargo Securities
	Credit Suisse Securities	ANZ Securities
	Goldman Sachs	Banca IMI
	Lloyds Securities	BNY Mellon Capital Markets
	BofA Merrill Lynch	Commerz Markets
	Mitsubishi UFJ Securities	Lebenthal & Co.
	Morgan Stanley	Loop Capital Markets
	RBC Capital Markets	Standard Chartered Bank
	Santander Investment Securities	SunTrust Robinson Humphrey
	SG Americas Securities	Williams Capital Group

(2)	Names of Issuers: Boeing Company

(3)	Title of Securities: BA 2.5 03/01/25, C#097023BJ3

(4)	Date of First Offering: 02/18/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $97.589

Comparable Securities
1)	Burlington Northern Santa Fe, C#12189LAT8
2)	Tyco Electronics Group S, C#902133AR8
3)	CSX Corporation, C#126408HB2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 99 years

(9)	Trade Date: 02/18/15
1

(10)	Portfolio Assets on Trade Date: $1,009,034,253.11

(11)	Price Paid per Unit: $97.589

(12)	Total Price Paid by Portfolio:
485,000 bonds @ $97.589 = $473,306.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $97.589 = $9,758,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
99 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Barclays
	BofA Merrill Lynch	MUFG
	Morgan Stanley	Wells Fargo Security

Co-Managers
	BBVA Securities	US Bancorp
	BNP Paribas	ANZ Securities
	Citigroup	Banca IMI
	Credit Agricole	Blaylock Bean Van
	Credit Suisse	BNY Mellon
	Deutsche Bank	Commerz Markets
	Goldman Sachs	Drexel Hamilton
	Lloyds Securities	Lebenthal & Co.
	Mizuho Securities	Loop Capital
	RBC Capital Markets	Mischler Financial Group
	RBS Securities	Samuel A. Ramirez & Co.
	Santander	Standard Chartered Bank
	SG Americas	SunTrust Robinson Humphrey
	SMBC Nikko	Williams Capital Group

(2)	Names of Issuers: Boeing Company

(3)	Title of Securities: BA 3.5 03/01/45, C#097023BL8

(4)	Date of First Offering: 02/18/15

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $96.286

Comparable Securities
1)	Caterpillar Inc., C#149123CD1
2)	General Electric, C#369604BH5
3)	Progressive Corp., C#743315AQ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 99 years
1

(9)	Trade Date: 02/18/15

(10)	Portfolio Assets on Trade Date: $1,009,034,253.11

(11)	Price Paid per Unit: $96.286

(12)	Total Price Paid by Portfolio:
485,000 bonds @ $96.286 = $466,987.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $96.286 = $9,628,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
99 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	BofA Merrill Lynch
HSBC

Co-Managers
	TD Securities	Citigroup
	US Bancorp	MUFG
	Wells Fargo Securities	PNC Capital Markets
	BNP Paribas	The Williams Capital Group

(2)	Names of Issuers: Coach, Inc.

(3)	Title of Securities: COH 4.25 04/01/25, C#189754AA2

(4)	Date of First Offering: 02/23/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.445

Comparable Securities
1)	Lazard Group, C#52107QAG0
2)	Ingram Micro, C#457153AG9
3)	Ford Motor Credit Co., C#345397WW9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 74 years

(9)	Trade Date: 02/23/2015

(10)	Portfolio Assets on Trade Date: $1,009,762,974.06

(11)	Price Paid per Unit: $99.445

(12)	Total Price Paid by Portfolio:
1,060,000 bonds @ $99.445 = $1,054,117.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.445 = $24,861,250.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	US Bancorp
RBS

Co-Managers
	J.P. Morgan	Wells Fargo Securities
	MUFG	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Harley-Davidson Financial Services, Inc.

(3)	Title of Securities: HOG 2.15 02/26/20 144A, C#41283LAF2

(4)	Date of First Offering: 02/23/2015

(5)	Amount of Total Offering: $600,000,000.00

(6)	Unit Price of Offering: $99.769

Comparable Securities
1)	Southwest Airlines, C#844741BA5
2)	Ford Motor Credit Co., C#345397WY5
3)	JPMorgan Chase & Co., C#46625HKA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 02/23/2015

(10)	Portfolio Assets on Trade Date: $1,009,762,974.06

(11)	Price Paid per Unit: $99.769

(12)	Total Price Paid by Portfolio:
1,065,000 bonds @ $99.769 = $1,062,539.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.769 = $22,946,870.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays	J.P. Morgan
	Wells Fargo Securities	Morgan Stanley

Co-Managers
	BNP Paribas	RBC Capital Markets
	Citigroup	Societe Generale
	MUFG	Standard Chartered Bank
	RBS	Blaylock Beal Van
	Deutsche Bank Securities	Mischler Financial Group
	HSBC	Mizuho Securities

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.365 03/02/18, C#166764AV2

(4)	Date of First Offering: 02/24/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1)	BP Capital Markets, C#05565QCY2
2)	Trans-Canada Pipelines, C#89352HAN9
3)	Canadian National Resources, C#136385AU5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.10%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 02/24/15

(10)	Portfolio Assets on Trade Date: $1,013,324,515.64

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,685,000 bonds @ $100.000 = $1,685,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
85,000,000 bonds @ $100.000 = $85,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.166%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays	J.P. Morgan
	Wells Fargo Securities	Morgan Stanley

Co-Managers
	BNP Paribas	RBC Capital Markets
	Citigroup	Societe Generale
	MUFG	Standard Chartered Bank
	RBS	Blaylock Beal Van
	Deutsche Bank Securities	Mischler Financial Group
	HSBC	Mizuho Securities

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.961 03/03/20, C#166764AR1

(4)	Date of First Offering: 02/24/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1)	Statoil ASA, C#85771PAW2
2)	BP Capital Markets, C#05565QCT3
3)	Total Capital Intl., C#89153VAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.12%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 02/24/15

(10)	Portfolio Assets on Trade Date: $1,013,324,515.64

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,405,000 bonds @ $100.000 = $2,405,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
68,600,000 bonds @ $100.000 = $68,600,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.237%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays	J.P. Morgan
	Wells Fargo Securities	Morgan Stanley

Co-Managers
	BNP Paribas	RBC Capital Markets
	Citigroup	Societe Generale
	MUFG	Standard Chartered Bank
	RBS	Blaylock Beal Van
	Deutsche Bank Securities	Mischler Financial Group
	HSBC	Mizuho Securities

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.411 03/03/22, C#166764AT7

(4)	Date of First Offering: 02/24/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Statoil ASA, C#85771PAV4
2)	Total Capital Intl., C#89153VAP4
3)	European Investment Bank, C#298785GL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 02/24/15

(10)	Portfolio Assets on Trade Date: $1,013,324,515.64

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $100.000 = $960,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $100.000 = $24,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.095%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	ABN AMRO	Merrill Lynch, Pierce, Fenner & Smith
	ANZ Securities	Mischler Financial Group
	Banca IMI S.p.A.	Mizuho Securities USA
	BNY Mellon	nabSecurities
	CIBC World Markets	Nykredit Bank
	Citigroup Global Markets	RBS Securities
	Comerica Securities	Santander Investment Securities
	Commerz Markets	Scotia Capital (USA)
	Danske Markets	SMBC Nikko Securities
	Erste Group Bank	TD Securities (USA)
	ING Financial Markets	The Williams Capital Group
	Lloyds Securities	Wells Fargo Securities

(2)	Names of Issuers: HSBC USA, Inc.

(3)	Title of Securities: HSBC 1.7 03/05/18, C#40428HPQ9

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities
1)	Deutsche Bank AG London, C#25152RYD9
2)	MUFG Americas Holdings Corp., C#553794AA6
3)	Citigroup Inc., C#172967JH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 150 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54
1

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
2,400,000 bonds @ $99.907 = $2,397,768.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.907 = $49,953,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.237%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
150 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	ABN AMRO	Merrill Lynch, Pierce, Fenner & Smith
	ANZ Securities	Mischler Financial Group
	Banca IMI S.p.A.	Mizuho Securities USA
	BNY Mellon	nabSecurities
	CIBC World Markets	Nykredit Bank
	Citigroup Global Markets	RBS Securities
	Comerica Securities	Santander Investment Securities
	Commerz Markets	Scotia Capital (USA)
	Danske Markets	SMBC Nikko Securities
	Erste Group Bank	TD Securities (USA)
	ING Financial Markets	The Williams Capital Group
	Lloyds Securities	Wells Fargo Securities

(2)	Names of Issuers: HSBC USA, Inc.

(3)	Title of Securities: HSBC 2.35 03/05/20, C#40428HPR7

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.902

Comparable Securities
1)	Goldman Sachs Group, C#38148LAA4
2)	MUFG Americas Holdings Corp., C#553794AB4
3)	Synchrony Financial, C#87165BAE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 150 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54
1

(11)	Price Paid per Unit: $99.902

(12)	Total Price Paid by Portfolio:
2,400,000 bonds @ $99.902 = $2,397,648.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.902 = $51,949,040.00

(14)	% of Portfolio Assets Applied to Purchase
0.237%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
150 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Barclays
	Deutsche Bank Securities	BofA Merrill Lynch
	J.P. Morgan	Citigroup
	Morgan Stanley	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	PNC Capital Markets
	HSNC	Regions Securities
	ING	Scotiabank
	MUFG	SMBC Nikko
	Mizuho Securities	UniCredit Capital Markets

(2)	Names of Issuers: LyondellBasell Industries N.V.

(3)	Title of Securities: LYB 4.625 02/26/55, C#552081AM3

(4)	Date of First Offering: 02/26/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.353

Comparable Securities
1)	Consolidated Edison Co., C#209111FF5
2)	CSX Corporation, C#126408HA4
3)	Agrium Inc., C#008916AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 02/26/15

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $98.353

(12)	Total Price Paid by Portfolio:
430,000 bonds @ $98.353 = $422,917.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.353 = $14,752,950.00

(14)	% of Portfolio Assets Applied to Purchase
0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Credit Suisse
	BofA Merrill Lynch	Deutsche Bank
	Wells Fargo Securities	RBC Capital Markets

Co-Managers
	BBVA Securities	U.S. Bancorp
	DNB Market	BOSC, Inc.
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities USA	PNC Capital Markets
SMBC Nikko

(2)	Names of Issuers: Williams Partners L.P.

(3)	Title of Securities: WPZ 3.6 03/15/22, C#96949LAA3

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1)	Select Income REIT, C#81618TAD2
2)	Ford Motor Credit Co., C#345397XA6
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
720,000 bonds @ $99.968 = $719,769.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.968 = $14,995,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Credit Suisse
	BofA Merrill Lynch	Deutsche Bank
	Wells Fargo Securities	RBC Capital Markets

Co-Managers
	BBVA Securities	U.S. Bancorp
	DNB Markets	BOSC, Inc.
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities USA	PNC Capital Markets
SMBC Nikko

(2)	Names of Issuers: Williams Partners L.P.

(3)	Title of Securities: WPZ 4 09/15/25, C#96949LAB1

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.675

Comparable Securities
1)	MPLX LP, C#55336VAA8
2)	Canadian Natural Resources, C#136385AV3
3)	BP Capital Markets, C#05565QCS5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $99.675

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.675 = $956,880.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.675 = $19,935,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.095%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Credit Suisse
	BofA Merrill Lynch	Deutsche Bank
	Wells Fargo Securities	RBC Capital Markets

Co-Managers
	BBVA Securities	U.S. Bancorp
	DNB Market	BOSC, Inc.
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities USA	PNC Capital Markets
SMBC Nikko

(2)	Names of Issuers: Williams Partners L.P.

(3)	Title of Securities: WPZ 5.1 09/15/45, C#96949LAC9

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.522

Comparable Securities
1)	Kinder Morgan, C#49456BAJ0
2)	Phillips 66, C#718546AL8
3)	Enlink Midstream, C#29336UAD9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $99.522

(12)	Total Price Paid by Portfolio:
480,000 bonds @ $99.522 = $477,705.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.522 = $9,952,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Mizuho Securities

Co-Managers
	BNP Paribas	UBS Securities
	Citigroup Global Markets	HSBC Securities
	Credit Suisse Securities	PNC Capital Markets
	Morgan Stanley & Co.	Wells Fargo Securities

(2)	Names of Issuers: Xerox Corporation

(3)	Title of Securities: XRX 2.75 09/01/20, C#984121CK7

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.879

Comparable Securities
1)	MUFG 2.25 02/10/20, C#553794AB4
2)	Goldman Sachs Group, C#38148LAA4
3)	Synchrony Financial, C#87165BAE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $99.879

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.879 = $958,838.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.879 = $24,969,750.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.095%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Mizuho Securities

Co-Managers
	BNP Paribas	UBS Securities
	Citigroup Global Markets	HSBC Securities
	Credit Suisse Securities	PNC Capital Markets
	Morgan Stanley & Co.	Wells Fargo Securities

(2)	Names of Issuers: Xerox Corporation

(3)	Title of Securities: XRX 4.8 03/01/35, C#984121CL5

(4)	Date of First Offering: 02/26/2015

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.428

Comparable Securities
1)	General Motors, C#37045VAH3
2)	Phillips 66, C#718546AK0
3)	Broadcom Corporation, C#111320AJ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 02/26/2015

(10)	Portfolio Assets on Trade Date: $1,011,929,809.54

(11)	Price Paid per Unit: $99.428

(12)	Total Price Paid by Portfolio:
240,000 bonds @ $99.428 = $238,627.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.428 = $4,971,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 23, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	RBS
	Mizuho	TD Securities
Wells Fargo Securities

Co-Managers
	Academy Securities	Fifth Third Securities
	ANZ Securities	HSBC Securities
	Banco Santander	Lebenthal & Co. Inc.
	Bank of Nova Scotia	Lloyds Bank
	Barclays Capital	Mischler Financial Group
	BBVA Securities	Mitsubishi UFJ Securities
	Blaylock & Partners	Morgan Stanley
	BNP Paribas	PNC Capital Markets
	Citigroup Global Markets	Samuel A. Ramirez
	Credit Agricole Securities	Siebert Brandford Shank
	DnB NOR Bank	SMBC Nikko Securities
	Drexel Hamilton	Williams Capital Group

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 2.35 03/12/18, C#00507UAM3

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $3,000,000,000.00

(6)	Unit Price of Offering: $99.951

Comparable Securities
1)	Eversource Energy, C#664397AL0
2)	Ford Motor Credit Co., C#345397WZ2
3)	Carefusion Corporation, C#14170TAL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60
1

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio:
2,375,000 bonds @ $99.951 = $2,373,836.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
80,000,000 bonds @ $99.951 = $79,960,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.235%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	SMBC Nikko
	J.P. Morgan	Wells Fargo
Mizuho Securities

Co-Managers
	Academy Securities	HSBC Securities
	ANZ Securities	Lebenthal & Co. Inc.
	Banco Santander	Lloyds Bank
	Bank of Nova Scotia	Mischler Financial Group
	Barclays Capital	Mitsubishi UFJ Securities
	BBVA Securities	Morgan Stanley
	Blaylock & Partners	PNC Capital Markets
	Citigroup Global Markets	RBS Securitiers
	Credit Agricole	Samuel A. Ramirez
	DnB NOR Bank	Siebert Brandford Shank
	Drexel Hamilton	TD Securities
	Fifth Third Securities	Williams Capital Group

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 3 03/12/20, C#00507UAP6

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.995

Comparable Securities
1)	Cardinal Health Inc., C#14149YAZ1
2)	Amgen Inc., C#031162BU3
3)	Pfizer Inc., C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60
1

(11)	Price Paid per Unit: $99.995

(12)	Total Price Paid by Portfolio:
1,425,000 bonds @ $99.995 = $1,424,928.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
68,000,000 bonds @ $99.995 = $67,996,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BNP Paribas	Mizuho
	J.P. Morgan	Wells Fargo
Mitsubishi UFJ

Co-Managers
	Academy Securities	HSBC Securities
	ANZ Securities	Lebenthal & Co. Inc.
	Banco Santander	Lloyds Bank
	Bank of Nova Scotia	Mischler Financial Group
	Barclays Capital	Morgan Stanley
	BBVA Securities	PNC Capital Markets
	Blaylock & Partners	RBS Securities
	Citigroup Global Markets	Samuel A. Ramirez
	Credit Agricole	Siebert Brandford Shank
	DnB NOR Bank	SMBC Nikko
	Drexel Hamilton	TD Securities
	Fifth Third Securities	Williams Capital Group

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 3.45 03/15/22, C#00507UAR2

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.858

Comparable Securities
1)	Ford Motor Credit Co., C#345397XA6
2)	Johnson & Johnson, C#478160BN3
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60
1

(11)	Price Paid per Unit: $99.858

(12)	Total Price Paid by Portfolio:
1,190,000 bonds @ $99.858 = $1,188,310.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.858 = $59,914,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	Mizuho
	HSBC	Wells Fargo
J.P. Moran

Co-Managers
	Academy Securities	BNP Paribas
	ANZ Securities	Lebenthal & Co. Inc.
	Banco Santander	Lloyds Bank
	Bank of Nova Scotia	Mischler Financial Group
	Barclays Capital	Morgan Stanley
	BBVA Securities	PNC Capital Markets
	Blaylock & Partners	RBS Securities
	Citigroup Global Markets	Samuel A. Ramirez
	Credit Agricole	Siebert Brandford Shank
	DnB NOR Bank	SMBC Nikko
	Drexel Hamilton	TD Securities
	Fifth Third Securities	Williams Capital Group
Mitsubishi UFJ

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 3.8 03/15/25, C#00507UAS0

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.645

Comparable Securities
1)	Cardinal Health Inc., C#14149YBA5
2)	Amgen Inc., C#031162BV1
3)	Carefusion Corporation, C#14170TAM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015
1

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60

(11)	Price Paid per Unit: $99.645

(12)	Total Price Paid by Portfolio:
1,900,000 bonds @ $99.645= $1,893,255.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
85,000,000 bonds @ $99.645 = $84,698,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	TD Securities
	J.P. Morgan	Wells Fargo
Mizuho Securities

Co-Managers
	Academy Securities	HSBC Securities
	ANZ Securities	Lebenthal & Co. Inc.
	Banco Santander	Lloyds Bank
	Bank of Nova Scotia	Mischler Financial Group
	Barclays Capital	Mitsubishi UFJ
	BBVA Securities	Morgan Stanley
	Blaylock & Partners	PCN Capital Markets
	BNP Paribas	RBS Securities
	Citigroup Global	Samuel A. Ramirez
	Credit Agricole	Siebert Banford
	DnB NOR Banks	SMBC Nikko Securities
	Drexel Hamilton	Williams Capital Group
Fifth Third Securities

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 4.55 03/15/35, C#00507UAT8

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.570

Comparable Securities
1)	Xerox Corporation, C#984121CL5
2)	Phillips 66, C#718546AK0
3)	Dow Chemical, C#260543CK7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015
1

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60

(11)	Price Paid per Unit: $99.570

(12)	Total Price Paid by Portfolio:
240,000 bonds @ $99.570= $238,968.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.570 = $19,914,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Mizuho Securities
	J.P. Morgan	Wells Fargo
Mitsubishi UFJ Securities

Co-Managers
	Academy Securities	Fifth Third Securities
	ANZ Securities	Lebenthal & Co.
	Banco Santander	Lloyds Bank
	Bank of Nova Scotia	Mischler Financial Group
	Barclays Capital	Morgan Stanley
	BBVA Securities	PNC Capital Markets
	Blaylock & Partners	RBS Securities
	BNP Paribas	Samuel A. Ramirez
	Citigroup Global	Siebert Brandford
	Credit Agricole	SMBC Nikko Securities
	DnB NOR Bank	TD Securities
	Drexel Hamilton	Williams Capital Group

(2)	Names of Issuers: Actavis Funding SCS

(3)	Title of Securities: ACT 4.75 03/15/45, C#00507UAU5

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.477

Comparable Securities
1)	Cardinal Health, Inc., C#14149YBB3
2)	Carefusion, C#14170TAK7
3)	Pfizer, C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60
1

(11)	Price Paid per Unit: $99.477

(12)	Total Price Paid by Portfolio:
475,000 bonds @ $99.477 = $472,515.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.477 = $27,853,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J. P. Morgan
	Citigroup	Morgan Stanley
HSBC Securities

Co-Managers
	Banca IMI	Credit Agricole Securities
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	Lebenthal & Co.
	RBS Securities	U.S. Bancorp Investments
	SG Americas Securities	Wells Fargo Securities
	Standard Chartered Bank	Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.305 03/06/18, C#30231GAL6

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $1,600,000,000.00

(6)	Unit Price of Offering: $100

Comparable Securities
1)	BP Capital Markets, #05565QCY2
2)	Trans-Canada Pipelines, C#89352HAN9
3)	Statoil Asa, C#85771PAT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
2,380,000 bonds @ $100 = $2,380,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
122,900,000 bonds @ $100 = $122,900,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.236%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J. P. Morgan
	Citigroup	Morgan Stanley
HSBC Securities

Co-Managers
	Banca IMI	Credit Agricole Securities
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	Lebenthal & Co.
	RBS Securities	U.S. Bancorp Investments
	SG Americas Securities	Wells Fargo Securities
	Standard Chartered Bank	Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.912 03/06/20, C#30231GAG7

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $100

Comparable Securities
1)	BP Capital Markets, C#05565QCX4
2)	Total Capital Intl., C#89153VAM1
3)	Statoil ASA, C#85771PAW2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $ 1,008,596,143.60

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
2,375,000 bonds @ $100 = $2,375,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,500,000 bonds @ $100 = $60,500,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.235%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J. P. Morgan
	Citigroup	Morgan Stanley
HSBC Securities

Co-Managers
	Banca IMI	Credit Agricole Securities
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	Lebenthal & Co.
	RBS Securities	U.S. Bancorp Investments
	SG Americas Securities	Wells Fargo Securities
	Standard Chartered Bank	Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 2.709 03/06/25, C#30231GAF9

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $1,750,000,000.00

(6)	Unit Price of Offering: $100

Comparable Securities
1)	BP Capital Markets, C#05565QCS5
2)	Plains All American Pipeline, C#72650RBF8
3)	Statoil ASA, C#85771PAX0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
1,425,000 bonds @ $100 = $1,425,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J. P. Morgan
	Citigroup	Morgan Stanley
HSBC Securities

Co-Managers
	Banca IMI	Credit Agricole Securities
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	Lebenthal & Co.
	RBS Securities	U.S. Bancorp Investments
	SG Americas Securities	Wells Fargo Securities
	Standard Chartered Bank	Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 3.567 03/06/45, C#30231GAN2

(4)	Date of First Offering: 03/03/2015

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $100

Comparable Securities
1) Kinder Morgan Inc./Delaware, C#49456BAJ0
2) Phillips 66, C#718546AL8
3) Enlink Midstream Partner, C#29336UAD9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 03/03/2015

(10)	Portfolio Assets on Trade Date: $1,008,596,143.60

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
715,000 bonds @ $100 = $715,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $100 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Wells Fargo Securities
J.P. Morgan

Co-Managers
	PNC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Burlington Northern Santa Fe, LLC

(3)	Title of Securities: BNSF 4.15 04/01/45, C#12189LAW1

(4)	Date of First Offering: 03/04/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.673

Comparable Securities
1) Ingersoll-Rand Luxembourg Finance, C#456873AC2
2) Caterpillar Inc., C#149123CD1
3) AmerisourceBergen, C#03073EAN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 03/04/2015

(10)	Portfolio Assets on Trade Date: $1,008,963,873.89

(11)	Price Paid per Unit: $99.673

(12)	Total Price Paid by Portfolio:
1,090,000 bonds @ $99.673 = $1,086,435.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.673 = $24,918,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.108%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Credit Suisse
	BofA Merrill Lynch	Lloyds Securities
	BMO Capital Markets	MUFG
	Citigroup	Wells Fargo Securities

Co-Managers
	US Bancorp	Blaylock Robert Van
	Morgan Stanley	The Williams Capital Group

(2)	Names of Issuers: CME Group Inc.

(3)	Title of Securities: CME 3 03/15/25, C#12572QAG0

(4)	Date of First Offering: 03/04/2015

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.811

Comparable Securities
1) Goldman Sachs Group, C#38148LAC0
2) JPMorgan Chase & Co., C#46625HKC3
3) American Express Co., C#025816BK4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 03/04/2015

(10)	Portfolio Assets on Trade Date: $1,008,963,873.89

(11)	Price Paid per Unit: $99.811

(12)	Total Price Paid by Portfolio:
1,655,000 bonds @ $99.811 = $1,651,872.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,250,000 bonds @ $99.811 = $42,170,147.50

(14)	% of Portfolio Assets Applied to Purchase
0.164%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Morgan Stanley
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Credit Agricole	BofA Merrill Lynch
	MUFG	KeyBanc Capital Markets

(2)	Names of Issuers: Quest Diagnostics Inc.

(3)	Title of Securities: DGX 4.7 03/30/45, C#74834LAY6

(4)	Date of First Offering: 03/05/2015

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.917

Comparable Securities
1) Cardinal Health Inc., C#14149YBB3
2) Pfizer Inc., C#717081DK6
3) Celgene Corp., C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 03/05/2015

(10)	Portfolio Assets on Trade Date: $1,010,461,569.64

(11)	Price Paid per Unit: $99.917

(12)	Total Price Paid by Portfolio:
240,000 bonds @ $99.917 = $239,800.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.917 = $6,994,190.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	DNB Markets
	Deutsche Bank Securities	Goldman Sachs
	HSBC	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas	Standard Chartered Bank
	MUFG	Morgan Stanley
	Mizuho Securities	ANZ Securities

(2)	Names of Issuers: Ensco PLC

(3)	Title of Securities: ESV 5.2 03/15/25, C#29358QAE9

(4)	Date of First Offering: 03/04/2015

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.622

Comparable Securities
1) MPLX LP, C#55336VAA8
2) Kinder Morgan Energy Partners, C#494550BV7
3) Williams Partners, C#96950FAQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 03/04/2015

(10)	Portfolio Assets on Trade Date: $1,008,963,873.89

(11)	Price Paid per Unit: $99.622

(12)	Total Price Paid by Portfolio:
475,000 bonds @ $99.622 = $473,204.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.622 = $27,894,160.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Scotiabank
	Wells Fargo Securities	US Bancorp
	MUFG	Goldman, Sachs & Co.

Co-Managers
	SMBC Nikko Securities	Fifth Third Securities
	Credit Suisse Securities	SG Americas Securities
	BMO Capital Markets	RBC Capital Markets
	CIBC World Markets	Barclays Capital
Mizuho Securities

(2)	Names of Issuers: Newfield Exploration Co.

(3)	Title of Securities: NFX 5.375 01/01/26, C#651290AR9

(4)	Date of First Offering: 03/05/2015

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Energy Transfer Partners, C#29273RBD0
2) MPLX LP, C#55336VAA8
3) Ecopetrol SA, C#279158SK5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.250%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 03/05/2015

(10)	Portfolio Assets on Trade Date: $1,010,461,569.64

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
310,000 bonds @ $100.000 = $310,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100.000 = $7,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
Wells Fargo Securities
JP Morgan Securities

(2)	Names of Issuers: CSAIL Commercial Mortgage Trust

(3)	Title of Securities: CSAIL 2015-C1 A4, Cusip #126281AZ7

(4)	Date of First Offering: 03/06/2015

(5)	Amount of Total Offering: $405,275,000

(6)	Unit Price of Offering: $102.9994

Comparable Securities
1) JPMBB 2014-C25 A5 C#46643PBE9
2) JPMBB 2014-C26 A4 C#46643TBJ0
3) JPMBB 2014-C24 A5 C#46643GAE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.000%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 03/06/2015

(10)	Portfolio Assets on Trade Date: $1,004,837,301.09

(11)	Price Paid per Unit: $102.9994

(12)	Total Price Paid by Portfolio:
1,120,000 bonds @ $102.9994 = $1,155,665.21

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,500,000 bonds @ $102.9994 = $24,248,330.74
1

(14)	% of Portfolio Assets Applied to Purchase
0.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
Wells Fargo Securities
JP Morgan Securities

(2)	Names of Issuers: CSAIL Commercial Mortgage Trust

(3)	Title of Securities: CSAIL 2015-C1 AS, Cusip #126281BD5

(4)	Date of First Offering: 03/06/2015

(5)	Amount of Total Offering: $84,946,000

(6)	Unit Price of Offering: $102.9992

Comparable Securities
1) JPMBB 2014-C26 AS, C#46643TBE1
2) JPMBB 2014-C25 AS, C#46643PBJ8
3) JPMBB 2014-C24 AS, C#46643GAJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.000%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 03/06/2015

(10)	Portfolio Assets on Trade Date: $1,004,837,301.09

(11)	Price Paid per Unit: $102.9992

(12)	Total Price Paid by Portfolio:
702,000 bonds @ $102.9992 = $724,458.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $102.9992 = $14,447,899.28
1

(14)	% of Portfolio Assets Applied to Purchase
0.072%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Santander
	Citigroup	Wells Fargo Securities
Morgan Stanley

Co-Managers

(2)	Names of Issuers: Abbey National Treasury Services PLC

(3)	Title of Securities: ABBEY 2.375 03/16/20, C#002799AT1

(4)	Date of First Offering: 03/09/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.785

Comparable Securities
1) MUFG Americas Holdings, C#553794AB4
2) Synchrony Financial, C#87165BAE3
3) Goldman Sachs Group, C#38148LAA4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 71 years

(9)	Trade Date: 03/09/2015

(10)	Portfolio Assets on Trade Date: $1,006,437,089.27

(11)	Price Paid per Unit: $99.785

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $99.785 = $1,885,936.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $99.785 = $42,907,550.00

(14)	% of Portfolio Assets Applied to Purchase 0.187%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Sole Manager
Credit Agricole Securities

Joint Lead Managers – No Books
	Citigroup	Standard Chartered Bank
	Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Credit Agricole S.A.

(3)	Title of Securities: ACAFP 4.375 03/17/25 144A, C#225313AF2

(4)	Date of First Offering: 03/09/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.456

Comparable Securities
1) Discover Financial Services, C#254709AL2
2) Lazard Group, C#5210QAG0, C#52107QAG0
3) HCP, C#40414LAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 03/09/2015

(10)	Portfolio Assets on Trade Date: $1,006,504,906.27

(11)	Price Paid per Unit: $99.456

(12)	Total Price Paid by Portfolio:
490,000 @ $99.456 = $487,334.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.456 = $14,918,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	ANZ Securities	ING Financial Markets
	Deutsche Bank	Lloyds Securities
	Goldman, Sachs & Co.	BofA Merrill Lynch
	HSBC Securities	RBC Capital Markets
	Mitsubishi UFJ	RBS Securities
	Barclays Capital	Standard Chartered Bank
BNY Mellon Capital

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 3.15 03/15/25, C#00440EAS6

(4)	Date of First Offering: 03/09/2015

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities
1) MetLife, C#59156RBM9
2) Goldman Sachs Group, C#38148LAC0
3) JPMorgan Chase & Co., C#46625HKC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 03/09/2015

(10)	Portfolio Assets on Trade Date: $1,006,504,906.27

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio:
1,180,000 bonds @ $99.983 = $1,179,799.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.983 = $29,994,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital

Co-Managers
	Academy Securities	Mizuho Securities
	ANZ Securities	National Bank of Abu Dhabi
	BMO Capital Markets	PNC Capital Markets
	Capital One Securities	Scotia Capital
	CastleOak Securities	SMBC Nikko Securities
	CIBC World Markets	TD Securities
	Drexel Hamilton	The Williams Capital Group
	Fifth Third Securities	U.S. Bancorp Investments
	Lebenthal & Co.	Wells Fargo Securities

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 3.65 03/16/25, C#06738EAE5

(4)	Date of First Offering: 03/09/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.685

Comparable Securities
1) Metlife, C#59156RBM9
2) Goldman Sachs Group, C#38148LAC0
3) JPMorgan Chase & Co., C#46625HKC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 325 years

(9)	Trade Date: 03/09/2015

(10)	Portfolio Assets on Trade Date: $732,772,928.38

(11)	Price Paid per Unit: $99.685

(12)	Total Price Paid by Portfolio: 1,695,000 bonds @ $99.685 = $1,689,660.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,000,000 bonds @ $99.685 = $45,855,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
325 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
Deutsche Bank Securities

Co-Managers
	Citigroup Global Markets	Mitsubishi UFJ Securities
	HSBC Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	PNC Capital Markets	U.S. Bancorp Investments
	Commerz Markets	The Williams Capital Group
Lloyds Securities

(2)	Names of Issuers: BorgWarner

(3)	Title of Securities: BWA 3.375 03/15/25, C#099724AJ5

(4)	Date of First Offering: 03/09/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities
1) General Motors Financial, C#37045XAS5
2) General Motors Company, C#37045VAG5
3) Ford Motor Credit Company C#345397WW9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 87 years

(9)	Trade Date: 03/09/2015

(10)	Portfolio Assets on Trade Date: $1,006,504,906.27

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.798 = $329,333.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.798 = $11,975,760.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
87 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Deutsche Bank Securities
	Credit Suisse	ING Financial Markets

Co-Managers
	BMO Capital Markets	National Bank of Abu Dhabi
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	Wells Fargo Securities

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 1.8 03/16/18 144A, C#44987CAB4

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.846

Comparable Securities
1) Lloyds Bank, C#53944VAC3
2) MUFG Americas Holding Corporation, C#553794AA6
3) Citigroup, C#172967JH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.846

(12)	Total Price Paid by Portfolio:
2,105,000 bonds @ $99.846 = $2,101,758.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
49,250,000 bonds @ $99.846 = $49,174,155.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.208%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Deutsche Bank Securities
	Credit Suisse	ING Financial Markets

Co-Managers
	BMO Capital Markets	National Bank of Abu Dhabi
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	Wells Fargo Securities

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 2.45 03/16/20 144A, C#44987CAC2

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.813

Comparable Securities
1) Lloyds Bank, C#53944VAE9
2) MUFG Americas Holding Corporation, C#553794AB4
3) Synchrony Financial, C#87165BAE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.813

(12)	Total Price Paid by Portfolio:
2,370,000 bonds @ $99.813 = $2,365,568.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,000,000 bonds @ $99.813 = $47,910,240.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.235%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	SunTrust Robinson Humphrey	RBS
	UBS Investment Bank	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	MUFG
	J.P. Morgan	Mizuho Securities
HSBC

(2)	Names of Issuers: TC Pipelines LP

(3)	Title of Securities: TCP 4.375 03/13/25, C#87233QAB4

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.576

Comparable Securities
1) Spectra Energy Partners, C#84756NAF6
2) Energy Transfer Partners, C#29273RBD0
3) MPLX LP, C#55336VAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 03/10/15

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.576

(12)	Total Price Paid by Portfolio:
710,000 bonds @ $99.576 = $706,989.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.576 = $17,923,680.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capita	J.P. Morgan
	BNP Paribas	Mitsubishi UFJ
	Citigroup	Mizuho USA
	Credit Suisse	Wells Fargo Securities

Co-Managers
	Credit Agricole Securities	RBC Capital Markets
	Lloyds Securities	Scotia Capital USA
	Morgan Stanley	SunTrust Robinson Humphrey
	PNC Capital Markets	U.S. Bancorp Investments

(2)	Names of Issuers: Valero Energy Corporation

(3)	Title of Securities: VLO 3.65 03/15/25, C#91913YAS9

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.709

Comparable Securities
1) MPLX LP, C#55336VAA8
2) Canadian Natl. Resources, C#136385AV3
3) BP Capital Markets, C#05565QCS5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,491,061.18

(11)	Price Paid per Unit: $99.709

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.709 = $942,250.05

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.709 = $19,941,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ	Wells Fargo Securities

Co-Managers
	BNP Paribas	PNC Capital Markets
	Credit Agricole	Scotia Capital
	Credit Suisse	SMBC Nikko
	Lloyds Securities	SunTrust Robison Humphrey

(2)	Names of Issuers: Valero Energy Corporation

(3)	Title of Securities: VLO 4.9 03/15/45, C#91913YAT7

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.594

Comparable Securities
1) Kinder Morgan Inc., C#49456BAJ0
2) Phillips 66, C#718546AL8
3) EnLink Midstream Partners, C#29336UAD9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.594

(12)	Total Price Paid by Portfolio:
470,000 bonds @ $99.594 = $468,091.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.594 = $9,959,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 1.45 04/01/17, C#98956PAJ1

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities
1) Ford Motor Credit Co., C#345397WZ2
2) Johnson & Johnson, C#478160BL7
3) General Mills, C#370334BU7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.940

1

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.940 = $944,433.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.940 = $31,980,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 2 04/01/18, C#98956PAE2

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $1,150,000,000

(6)	Unit Price of Offering: $99.932

Comparable Securities
1) Deutsche Bank AG London, C#25152RYD9
2) Citigroup, C#172967JH5
3) BP Capital Markets, C#05565QCY2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.932

1

(12)	Total Price Paid by Portfolio:
1,650,000 bonds @ $99.932 = $1,648,878.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.932 = $51,964,640.00

(14)	% of Portfolio Assets Applied to Purchase
0.163%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 2.7 04/01/20, C#98956PAK8

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.948

Comparable Securities
1)	Johnson & Johnson, C#478160BM5
2)	Abbott Laboratories, C#002824AZ3
3)	Cardinal Health, C#14149YAZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.948
1

(12)	Total Price Paid by Portfolio:
1,650,000 bonds @ $99.948 = $1,649,142.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.948 = $51,972,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.164%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 3.15 04/01/22, C#98956PAL6

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.749

Comparable Securities
1)	Abbott Laboratories, C#002824BA7
2)	Johnson & Johnson, C#478160BN3
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.749
1

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.749 = $942,628.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.749 = $19,949,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 3.55 04/01/25, C#98956PAF9

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.765

Comparable Securities
1)	Abbott Laboratories, C#002824BB5
2)	Cardinal Health, C#14149YBA5
3)	Pfizer Inc., C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.765
1

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $99.765 = $1,885,558.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.765 = $39,906,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 4.25 08/15/35, C#98956PAG7

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.342

Comparable Securities
1)	Xerox Corporation, C#984121CL5
2)	Agrium, C#008916AQ1
3)	Phillips 66, C#718546AK0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.342
1

(12)	Total Price Paid by Portfolio:
395,000 bonds @ $99.342 = $392,400.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.342 = $9,934,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	J.P. Morgan

Co-Managers
	BNP Paribas	Wells Fargo Securities
	Mitsubishi UFJ	BMO Capital Markets
	Goldman, Sachs & Co.	DNB Markets
	HSBC Securities	Banca IMI S.p.A.
	RBC Capital Markets	PNC Capital Markets
	RBS Securities	Santander
	Mizuho Securities	Loop Capital
	SMBC Nikko Securities	UniCredit Capital
U.B. Bancorp Investments

(2)	Names of Issuers: Zimmer Holdings

(3)	Title of Securities: ZMH 4.45 08/15/45, C#98956PAH5

(4)	Date of First Offering: 03/10/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.196

Comparable Securities
1)	Cardinal Health Inc., C#14149YBB3
2)	Pfizer Inc., C#717081DK6
3)	Celgene Corporation, C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 03/10/2015

(10)	Portfolio Assets on Trade Date: $1,008,562,571.18

(11)	Price Paid per Unit: $99.196
1

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.196 = $937,402.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.196 = $19,839,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BMO Capital Markets	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: The J. M. Smucker Company

(3)	Title of Securities: SJM 1.75 03/15/18 144A, C#832696AC2

(4)	Date of First Offering: 03/12/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.85

Comparable Securities
1)	General Mills, C#370334BU7
2)	Philip Morris International, C#718172BN8
3)	Eversource Energy, C#664397AL0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 118 years

(9)	Trade Date: 03/12/2015

(10)	Portfolio Assets on Trade Date: $1,008,797,841.69

(11)	Price Paid per Unit: $99.85

(12)	Total Price Paid by Portfolio:
495,000 bonds @ $99.85 = $494,257.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.85 = $22,965,500.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.049%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
118 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BMO Capital Markets	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: The J. M. Smucker Company

(3)	Title of Securities: SJM 2.5 03/15/20 144A, C#83296AE8

(4)	Date of First Offering: 03/12/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.572

Comparable Securities
1)	Kimberly-Clark Corporation, C#49436BP7
2)	General Mills, C#370334BV5
3)	Target Corporation, C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 118 years

(9)	Trade Date: 03/12/2015

(10)	Portfolio Assets on Trade Date: $1,008,797,841.69

(11)	Price Paid per Unit: $99.572

(12)	Total Price Paid by Portfolio:
345,000 bonds @ $99.572 = $343,523.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.572 = $8,961,480.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.034%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
118 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BMO Capital Markets	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: The J. M. Smucker Company

(3)	Title of Securities: SJM 3.5 03/15/25 144A, C#832696AJ7

(4)	Date of First Offering: 03/12/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.975

Comparable Securities
1)	Kimberly-Clark Corporation, C#49436BQ5
2)	Philip Morris International, C#718172BM0
3)	Target Corporation, C#87612EBD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 118 years

(9)	Trade Date: 03/12/2015

(10)	Portfolio Assets on Trade Date: $1,008,797,841.69

(11)	Price Paid per Unit: $99.975

(12)	Total Price Paid by Portfolio:
345,000 bonds @ $99.975 = $344,913.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.975 = $6,998,250.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.034%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
118 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BMO Capital Markets	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: The J. M. Smucker Company

(3)	Title of Securities: SJM 4.375 03/15/45 144A, C#832696AN8

(4)	Date of First Offering: 03/12/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.975

Comparable Securities
1)	Pepsico, C#713448CQ9
2)	Philip Morris International, C#718172BL2
3)	Tyson Foods, C#902494AY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 118 years

(9)	Trade Date: 03/12/2015

(10)	Portfolio Assets on Trade Date: $1,008,797,841.69

(11)	Price Paid per Unit: $98.31

(12)	Total Price Paid by Portfolio:
345,000 bonds @ $98.31 = $339,169.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $98.31 = $8,847,900.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.034%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
118 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Deutsche Bank Securities	U.S. Bancorp

Co-Managers
	Barclays Capital	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Goldman, Sachs & Co.	Wells Fargo Securities
	Morgan Stanley & Co.	BB&T Capital Markets
PNC Capital Markets

(2)	Names of Issuers: Oneok Partners, L.P.

(3)	Title of Securities: OKS 3.8 03/15/20, C#68268NAN3

(4)	Date of First Offering: 03/17/2015

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.982

Comparable Securities
1)	BP Capital Markets, C#05565QCX4
2)	Statoil ASA, C#85771PAW2
3)	Total Capital Intl., C#89153VAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 03/17/2015

(10)	Portfolio Assets on Trade Date: $1,007,952,308.99

(11)	Price Paid per Unit: $99.982

(12)	Total Price Paid by Portfolio:
1,060,000 bonds @ $99.982 = $1,059,809.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,500,000 bonds @ $99.982 = $22,495,950.00

(14)	% of Portfolio Assets Applied to Purchase
0.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Deutsche Bank Securities	U.S. Bancorp

Co-Managers
	Barclays Capital	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Goldman, Sachs & Co.	Wells Fargo Securities
	Morgan Stanley & Co.	BB&T Capital Markets
PNC Capital Markets

(2)	Names of Issuers: Oneok Partners, L.P.

(3)	Title of Securities: OKS 4.9 03/15/25, C#68268NAP8

(4)	Date of First Offering: 03/17/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.790

Comparable Securities
1) BP Capital Markets, C#05565QDA3
2) Spectra Energy Partners, C#84756NAF6
3) Energy Transfer Partners, C#29273RBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 03/17/2015

(10)	Portfolio Assets on Trade Date: $1,007,952,308.99

(11)	Price Paid per Unit: $99.790

(12)	Total Price Paid by Portfolio:
985,000 bonds @ $99.790 = $982,931.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.790 = $24,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.098%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 10, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	RBC Capital Markets
	Citigroup	RBS
J.P. Morgan

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities
	BNY Mellon Capital	CIBC
	Morgan Stanley	Commerica Securities
	MUFG	PNC Capital Markets
U.S. Bancorp

(2)	Names of Issuers: Oncor Electric Delivery Company LLC

(3)	Title of Securities: ONCRTX 2.95 04/01/25 144A, C#68233JAY0

(4)	Date of First Offering: 03/19/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.724

Comparable Securities
1) Dominion Gas Holdings, C#257375AH8
2) Interstate Power & Light, C#461070AL8
3) Consolidated Edison Co., C#209111FE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 03/19/2015

(10)	Portfolio Assets on Trade Date: $1,011,653,250.92

(11)	Price Paid per Unit: $99.724

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.724 = $678,123.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.724 = $9,972,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	RBC Capital Markets
	Citigroup	RBS
J.P. Morgan

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities
	BNY Mellon Capital	CIBC
	Morgan Stanley	Commerica Securities
	MUFG	PNC Capital Markets
U.S. Bancorp

(2)	Names of Issuers: Oncor Electric Delivery Company LLC

(3)	Title of Securities: ONCRTX 3.75 04/01/45 144A, C#68233JBA1

(4)	Date of First Offering: 03/19/2015

(5)	Amount of Total Offering: $375,000,000

(6)	Unit Price of Offering: $99.215

Comparable Securities
1) Alabama Power, C#010392FM5
2) Commonwealth Edison, C#202795JF8
3) Dominion Gas Holdings, C#25735AJ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 03/19/2015

(10)	Portfolio Assets on Trade Date: $1,011,653,250.92

(11)	Price Paid per Unit: $99.215

(12)	Total Price Paid by Portfolio:
270,000 bonds @ $99.215 = $267,880.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,500,000 bonds @ $99.215 = $5,456,825.00

(14)	% of Portfolio Assets Applied to Purchase
0.026%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Barclays Capital	RBS Securities
	BMO Capital Markets	Scotia Capital
	BNY Mellon Capital Markets	SunTrust Robinson Humphrey
	Capital One Securities	TD Securities
	CIBC World Markets	U.S. Bancorp
	Citigroup Global Markets	Wells Fargo Securities
	Fifth Third Securities	MFR Securities
	ING	Mischler Financial Group
	Morgan Stanley	Samuel A. Ramirez
RBC Capital Markets

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 2.75 03/26/20 144A, C#225433AB7

(4)	Date of First Offering: 03/23/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.949

Comparable Securities
1) Lloyds Bank, C#53944VAE9
2) MUFG American Holding Corp., C#553794AB4
3) JPMorgan Chase & Co., C#46625HKA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 03/23/2015

(10)	Portfolio Assets on Trade Date: $1,014,342,178.57

(11)	Price Paid per Unit: $99.949
1

(12)	Total Price Paid by Portfolio:
1,970,000 bonds @ $99.949 = $1,968,995.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,500,000 bonds @ $99.949 = $44,477,305.00

(14)	% of Portfolio Assets Applied to Purchase
0.194%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Barclays Capital	RBS Securities
	BMO Capital Markets	Scotia Capital
	BNY Mellon Capital Markets	SunTrust Robinson Humphrey
	Capital One Securities	TD Securities
	CIBC World Markets	U.S. Bancorp
	Citigroup Global Markets	Wells Fargo Securities
	Fifth Third Securities	MFR Securities
	ING	Mischler Financial Group
	Morgan Stanley	Samuel A. Ramirez
RBC Capital Markets

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 3.75 03/26/25 144A, C#225433AA9

(4)	Date of First Offering: 03/23/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.76

Comparable Securities
1) Metlife, C#59156RBM9
2) Lazard Group, C#52107QAG0
3) JPMorgan Chase & Co., C#46625HKC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 03/23/2015

(10)	Portfolio Assets on Trade Date: $1,014,342,178.57

(11)	Price Paid per Unit: $99.76
1

(12)	Total Price Paid by Portfolio:
1,700,000 bonds @ $99.76 = $1,695,920.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.76 = $39,904,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2